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                                                                Exhibit 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906
                      OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of The Kellwood Company (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby individually certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of and for the period covered in the Report.





     /s/ Hal J. Upbin
     --------------------------------------------     September 12, 2002
     Hal J. Upbin, Chief Executive Officer


     /s/ W. Lee Capps, III
     --------------------------------------------     September 12, 2002
     W. Lee Capps, III, Chief Financial Officer



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